                              EMPLOYMENT AGREEMENT

         AGREEMENT made as of the 25th day of January 2001, by and between COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "COMPANY"), having its principal office at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410 and JOHN ROBLIN, currently residing at 71 Spring Hill Road, Annandale, New Jersey 08801 (the "EXECUTIVE").

                              W I T N E S S E T H :

         WHEREAS, the Company desires to employ the Executive as provided herein;

         WHEREAS, the Executive desires to be employed by the Company as provided herein; and

         WHEREAS, this Employment Agreement hereby supersedes and replaces in its entirety the Employment Agreement dated December 20, 1999, between the Company and the Executive (except for the provisions contained in Section 4(c) and Section 10 thereof which shall continue in full force and effect pursuant to their terms).

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

         1. EMPLOYMENT. The Company, effective January 25, 2001, hereby agrees to employ the Executive as Chairman of the Board, President and Chief Executive Officer of the Company and the Executive hereby accepts such employment, all upon and subject to the terms and conditions hereinafter set forth.

         2. TERM. The term of employment under this Agreement shall commence as of January 25, 2001 (the "EFFECTIVE DATE") and shall continue in full force and effect until December 31, 2003 (including any renewal periods hereof, the "EMPLOYMENT TERM"), subject to earlier termination as provided in
Section 5 hereof. This Agreement may be renewed by the consent of both parties for a two-year period upon each party providing written notice of renewal to the other provided such written notice is given on or before October 1, 2003.

         3.       DUTIES.

                  (a) The Executive will render his services to the Company as Chairman of the Board, President and Chief Executive Officer and shall perform such duties and services of such office or position. The company agrees to nominate the Executive for election to the Board of Directors of the Company (the "BOARD") as a member of the management slate at each annual meeting of stockholders during his employment hereunder at which the Executive's director class comes up for election. The Executive agrees to serve on the Board if elected. In addition, the Executive will hold, without additional compensation therefor, such other offices and directorships in the Company or any parent or subsidiary of the Company to which, from time to time, he may be reasonably appointed or elected.

                  (b) Except as otherwise provided herein and except for illness, permitted vacation periods and permitted leaves of absence consistent with the past practice of the Company or as otherwise approved by the Board, the Executive agrees that during the term of his employment hereunder, he shall devote all of his full working time and attention, and give his best effort, skill and abilities, exclusively to the business and interests of the Company.


         4.       COMPENSATION; BENEFITS.

                  (a) SALARY. In consideration of the services to be rendered by the Executive hereunder, including, without limitation, any services rendered by him as an officer or director of the Company or any parent, subsidiary or affiliate of the Company, the Company agrees to pay to the Executive, and the Executive agrees to accept as compensation, an annual salary (the "BASE SALARY") of (a) $252,000 for the period from the commencement of this Agreement to December 31, 2001, (b) $264,000 for the period from January 1, 2002 to December 31, 2002, and (c) $277,830 for the period from January 1, 2003, to December 31, 2003, payable in equal monthly installments in accordance with the Company's normal payroll policies. If this Agreement is renewed under Section 2 hereof, the Executive's Base Salary for the period of renewal shall be no less than the Executive's Base Salary as of the time of such renewal. The Company, by action of the Board or the Compensation Committee of the Board, may in its sole discretion increase the Base Salary at any time. The Executive's Base Salary shall be subject to all applicable withholding and other taxes.


                  (b) BONUS. In addition to the payment of the Base Salary, as provided for hereunder, the Company shall pay the Executive a bonus based upon the annual financial performance of the Company (the "PERFORMANCE BONUS") as follows:


                           (A) for the year ending December 31, 2001, in an
                  amount equal to the product of the Performance Factor (as defined herein) and the Executive's Base Salary as in effect at that time; PROVIDED, HOWEVER, that if the Performance Factor is less than .5, then the Executive shall not be entitled to a Performance Bonus for such year, and PROVIDED, FURTHER, that the Performance Bonus shall not exceed 150% of the Executive's Base Salary for such year;


                           (B) for the year ending December 31, 2002 and for any
                  additional year, including any year during a renewal of this Agreement, in an amount and pursuant to the calculation and terms set forth in paragraph (b)(A) above, with any changes to SCHEDULE A hereto to be agreed upon by the Executive and the Company in writing no later than December 31 of the prior year, as the case may be; and


                           (C) the Company may, by action of the Board in its
                  sole discretion, agree in writing with the Executive to revisions to SCHEDULE A hereto during the Company's fiscal year for which such bonus is computed.



For the purposes hereof:

         "PERFORMANCE FACTOR" shall mean the sum of (a) the Growth Factor (as defined herein) and (b) the Profit Factor (as defined herein).

         "GROWTH FACTOR" shall mean the product of (a) the fraction, the numerator of which shall be the actual revenues of the Company for such year, and the denominator of which shall be the Targeted Revenues (as defined herein), and (b) the Growth Weight (as defined herein).

         "PROFIT FACTOR" shall mean the product of (a) the fraction, the numerator of which shall be the actual net earnings of the Company for such year, and the denominator of which shall be the Targeted Profits (as defined herein), and (b) the Profits Weight (as defined herein).

         "TARGETED REVENUES" shall have the value set forth on SCHEDULE A hereto.

         "GROWTH WEIGHT" shall have the value set forth on SCHEDULE A hereto.

         "TARGETED PROFITS" shall have the value set forth on SCHEDULE A hereto.

         "PROFITS WEIGHT" shall have the value set forth on SCHEDULE A hereto.

For the purposes hereof, each of revenues, net earnings and Performance Bonus shall be determined by and set forth in a certificate of the Company's Chief Financial Officer, and shall be based upon the books and records of the Company and calculated in accordance with generally accepted accounting principles consistently applied. Such certificate shall be final and binding on the parties hereto. The Executive's Performance Bonus, if any, shall be paid no later than ten (10) days after the date of the filing by the Company with the Securities and Exchange Commission of its audited financial statements in its Form 10-K Annual Report.

                  (c) EQUITY INTERESTS. Upon the commencement of his employment hereunder, the Company shall grant the Executive five-year options to purchase 500,000 shares of the Company's common stock, $.01 par value per share (the "COMMON STOCK"), (together with any options issued pursuant to Section 4(c)(ii) below, the "OPTIONS"), granted at a price per share equal to the fair market value of such share as of the date of grant, which will vest as to 200,000 shares immediately, as to 150,000 shares on February 1, 2002, and as to 150,000 shares on February 1, 2003, all in accordance with and subject to the terms and conditions set forth in a stock option agreement by and between the Company and the Executive to be entered into concurrently herewith.


                  (d) BENEFITS. During the Employment Term, the Executive shall be entitled to the following benefits:


                           (i)      vacations and sick leaves in accordance with
the Company's policies from time to time in effect for officers and executive employees of the Company; and


                           (ii)     participation, subject to qualification and
participation requirements, in medical, life or other insurance or hospitalization plans and any pension, profit sharing or other employee benefit plans, presently in effect or hereafter instituted by the Company and applicable to its officers and executive employees.


                  (e) COMPANY CAR. During the Employment Term, the Executive shall be entitled to the use of one Company automobile of the Executive's choice for business purposes, which automobile's retail value shall not exceed $65,000. In addition, the Company shall reimburse the Executive, upon the presentation of appropriate receipts, for all maintenance and repair costs incurred by the Executive in connection with the use of such automobile.


                  (f) REIMBURSEMENT OF EXPENSES. The Executive shall be reimbursed for reasonable and necessary expenses incurred by the Executive in performing his employment hereunder, provided such expenses are adequately documented in accordance with the Companies policies.


         5.       TERMINATION.

         (a) DISABILITY. If the Executive, due to physical or mental injury, illness, disability or incapacity, shall fail to render the services provided for in this Agreement for a consecutive period of three (3) months, or an aggregate of three (3) months in any six (6) month period, the Company may, at its option, terminate the Executive's employment hereunder upon fourteen (14) days' written notice to the Executive. If the employment of the Executive is terminated pursuant to this Section 5(a), the Company shall have no further obligations to the Executive hereunder after the date of termination other than the payment to the Executive of (x) the Base Salary accrued and unpaid through the date of such termination, (y) the pro rata portion of the bonus payment set forth in Section 4(b) hereof, based upon the number of days the Executive worked during the Company's fiscal year for which such bonus is computed, to the extent the numerical requirements are actually met for the fiscal year in question, which shall be payable at the same time such bonus would have been paid under
Section 4(b) hereof, and (z) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder. This provision shall not preclude the Executive from claiming or obtaining such disability benefits to which he may be entitled pursuant to any plan maintained by the Company for disability incurred during the period of his employment by the Company.


         (b) DEATH. If the Executive shall die during the term of this Agreement, this Agreement and the Executive's employment hereunder shall terminate immediately upon the Executive's death. If the employment of the Executive is terminated pursuant to this Section 5(b), the Company shall have no further obligations to the Executive hereunder after the date of termination other than (i) the payment to the Executive of (x) the Base Salary accrued and unpaid through the date of such termination and a pro rata portion of the Base Salary payable in accordance with the Company's payroll policies for a period of six (6) months following such death, (y) the pro rata portion of the bonus payment set forth in Section 4(b) hereof, based upon the number of days the Executive worked during the Company's fiscal year for which such bonus is computed, to the extent the numerical requirements are actually met for the fiscal year in question, which shall be payable at the same time such bonus would have been paid under Section 4(b) hereof, and (z) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder and
(ii) notwithstanding anything contained to the contrary in this Agreement or any option agreement between the Company and the Executive, all stock options granted to Executive shall also immediately vest and remain exercisable until the earlier of the six (6) month anniversary of the date of death and the expiration of such options on the scheduled expiration dates set forth in the stock option agreements related thereto.


         (c) CAUSE. Notwithstanding anything to the contrary in this Agreement, the Company, upon written notice to the Executive, may in good faith terminate this Agreement and the employment of the Executive hereunder for Cause, which, for purposes of this Agreement, shall be defined to mean (i) the continued and repeated failure or refusal by the Executive to perform specific directives of the Board which is not cured within a reasonable period of time not to exceed sixty (60) days after receipt of written notice from the Company, (ii) embezzlement or any offense involving misuse or misappropriation of money or other property of the Company,
(iii) conviction for a felony, (iv) any act of dishonesty that is materially injurious to the Company, or (v) material breach by the Executive of any of the terms of this Agreement other than those contained in this Section 5 which, if curable, has not been cured within five (5) business days after such written notice. If the employment of the Executive is terminated pursuant to this
Section 5(c), (i) the Company shall have no further obligations to the Executive hereunder after the date of termination other than the payment to the Executive of (x) the Base Salary accrued and unpaid through the date of such termination and (y) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder, and (ii) the Company shall not be obligated to make any bonus payments to the Executive pursuant to Section 4(b) hereof for the year in which such termination occurs or to provide any of the benefits set forth in
Section 4(d) of this Agreement after the date of such termination, except as may be required by applicable law.


         (d) CHANGE OF CONTROL. In the event that at any time during the Employment Term there is a "Change of Control" (as hereinafter defined), (i) the Executive shall, in the exercise of his sole discretion and upon the provision of written notice to the Company within three (3) months after the date of a Change of Control, be entitled to terminate his employment hereunder as of the date of provision of such written notice, and (ii) all of the then unvested Options shall automatically vest and become immediately exercisable, notwithstanding any provision to the contrary in this Agreement or the stock option agreement. Except as set forth in Section 6(a), if the employment of the Executive is terminated pursuant to this Section 5(d), (i) the Company shall have no further obligations to the Executive hereunder after the date of termination other than the payment to the Executive of (x) the Base Salary accrued and unpaid through the date of such termination, (y) the pro rata portion of the bonus payment set forth in Section 4(b) hereof, based upon the number of days the Executive worked during the Company's fiscal year for which such bonus is computed, to the extent the numerical requirements are actually met for the fiscal year in question, which shall be payable at the same time such bonus would have been paid under Section 4(b) hereof, and (z) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder, and (ii) the Company shall not be obligated to provide any of the benefits set forth in Section 4(d) of this Agreement after the date of such termination, except as may be required by applicable law.

As used herein, a "CHANGE OF CONTROL" shall be deemed to have occurred if (i) any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of such person, but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, (C) the Company or any subsidiary of the Company or (D) Software Investments Limited or Care Corporation Limited or any of their affiliates, is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% of more of the combined voting power of the Company's then outstanding securities, such person being hereinafter referred to as an Acquiring Person; (ii) individuals who, on the date hereof, are Continuing Directors (as defined below) shall cease for any reason to constitute a majority of the Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this paragraph, the term "CONTINUING DIRECTOR" shall mean (1) any member of the Board, while such person is a member of the Board, who is a member of the Board on the date of this Agreement, or (2) any person who subsequently becomes a member of the Board, while such person is a member of the Board (excluding an Acquiring Person or a representative of any Acquiring Person), if such person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.


         6.       SEVERANCE COMPENSATION.

                  (a) In the event the Executive's employment hereunder is terminated by the Executive during the Employment Term in the event of a Change of Control pursuant to Section 5(d), the Company shall provide to the Executive as severance compensation an amount equal to twelve (12) months Base Salary as in effect at that time, payable in equal monthly installments in accordance with the Company's normal payroll policies.


                  (b) In the event the Executive's employment hereunder is terminated by reason of the Company's decision not to renew this Agreement upon the conclusion of the Employment Term ending on December 31, 2003, the Company shall provide to the Executive as severance compensation an amount equal to six
(6) months Base Salary as in effect at that time, payable in equal monthly installments in accordance with the Company's normal payroll policies.


                  (c) In the event the Executive receives severance compensation under this Section 6, the Executive shall not be entitled to receive any other compensation or benefits under this Agreement after the termination of the Executive's employment hereunder and, as a condition to receiving such severance compensation, the Executive hereby agrees that he shall have no other claim against the Company by reason of this Agreement.


         7.       DISCLOSURE AND ASSIGNMENT OF DISCOVERIES.

                  (a) The Executive shall (without any additional compensation) promptly disclose in writing to the Board all ideas, processes, devices and business concepts (hereinafter referred to collectively as "DISCOVERIES"), that are patentable or copyrightable, which he, while employed by the Company, conceives, develops, acquires or reduces to practice, whether alone or with others and whether during or after usual working hours, and which are related to the

Company's business or interests, or arise out of or in connection with the duties performed by him hereunder; and the Executive hereby transfers and assigns to the Company all right, title and interest in and to such Discoveries. Upon the request of the Company, the Executive shall (without any additional compensation), from time to time during or after the expiration or termination of his employment, execute such further instruments and do all such other acts and things as may be deemed necessary or desirable by the Company to protect and/or enforce it rights in respect of such Discoveries.


                  (b)      For purposes of this Section 7 and the following
Section 8, the term "Company" shall mean and include any and all subsidiaries, parents and affiliated corporations or entities of the Company in existence from time to time.


         8.       NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND
                  NON-COMPETITION.

                  (a) The Executive represents that he has been informed that it is the policy of the Company to maintain as secret and confidential all information relating to (i) the computer software, products, processes and/or business concepts used by the Company and (ii) the customers and employees of the Company ("CONFIDENTIAL INFORMATION"), and the Executive further acknowledges that such Confidential Information is of great value to the Company and is the property of the Company. The parties recognize that the services to be performed by the Executive are special and unique, and that by reason of this employment by the Company, he will acquire Confidential Information as aforesaid. The parties confirm that to protect the Company's goodwill, it is reasonably necessary that the Executive agree, and accordingly the Executive does hereby agree, that he will not directly or indirectly (except where authorized by the Board for the benefit of the Company or as required by law, or a court of competent jurisdiction or subpoena):


                           A.       at any time during his employment hereunder
or after he ceases to be employed by the Company, divulge to any persons, firms or corporations other than the Company (hereinafter referred to collectively as "THIRD Parties"), or use, or cause to authorize any Third Parties to use, any such Confidential Information; or

                           B.       at any time during his employment hereunder
and for a period of six (6) months after he ceases to be employed by the Company (the "RESTRICTED PERIOD"), solicit or cause or authorize, directly or indirectly, to be solicited for employment, for or on behalf of himself or Third Parties, any persons who were at any time within one (1) year prior to the cessation of his employment hereunder, employees of the Company; or

                           C.       at any time during his employment hereunder
and during the Restricted Period, employ or cause or authorize, directly or indirectly, to be employed, for or on behalf of himself or Third Parties, any such employees of the Company; or

                           D.       at any time during his employment hereunder,
the Executive will not accept employment with or participate, directly or indirectly, as owner, stockholder, director, officer, manager, consultant or agent or otherwise use his special, unique or extraordinary skills or knowledge with respect to the business of the Company or of any affiliate of the Company in or with any business, firm, corporation, partnership, association, venture or other entity or person which is engaged in the business of designing, developing or providing software services to the property and casualty insurance industry, except that this paragraph D shall not be construed to prohibit the Executive form owning up to 5% of the securities of a corporation which are publicly traded on a national securities exchange or in the over-the-counter market or from being employed by an insurance or other company which may design and market software provided the designing and marketing of software is not a principal part of the business of such other company or concern; or

                           E.       at any time during his employment hereunder,
solicit or cause or authorize, directly or indirectly, to be solicited, for or on behalf of himself or Third Parties, any business with respect to designing, developing or providing software services to the property and casualty insurance industry from Third Parties who were, at any time within one (1) year prior to the cessation of his employment hereunder, customers of the Company for such business; or

                           F.       at any time during his employment hereunder,
accept or cause or authorize, directly or indirectly, to be accepted, for or on behalf of himself or Third Parties, any such business from any customers of the Company.

                  (b) The Executive agrees that he will not, at any time, remove from the Company's premises any confidential Company drawings, notebooks, data and other documents and materials relating to the business and procedures heretofore or hereafter acquired, developed and/or used by the Company without prior written consent of the Board, except as reasonably necessary to the discharge of his duties hereunder.


                  (c) The Executive agrees that, upon the expiration of this employment by the Company for any reason, he shall forthwith deliver up to the Company any and all order-books, customer lists, logs, drawings, notebooks and other documents and materials, and all copies thereof, in his possession or under his control relating to any Confidential Information or any Discoveries or which is otherwise the property of the Company.


                  (d) The Executive agrees that any breach or threatened breach by him of any provision of this Section 8 shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach. The parties understand and intend that each restriction agreed to by the Executive hereinabove shall be construed as separable and divisible from every other restriction, and that the unenforceability, in whole or in part, of any other restriction, will not effect the enforceability of the remaining restrictions and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. No waiver of any one breach of the restrictions contained in this Section 8 shall be deemed a waiver of any future breach.


                  (e) The Executive hereby acknowledges that he is fully cognizant of the restrictions put upon him by this Section 8, and that the provisions of this Section 8 shall survive the termination of this Agreement and his employment with the Company.


         9. LIFE INSURANCE. The Executive agrees that the Company may apply for and purchase one or more life insurance policies on the life of the Executive in such amount or amounts as the Company deems appropriate. The Company shall be the sole beneficiary of such insurance policy or policies and the Executive hereby acknowledges that the Company has an insurable interest in his life. The Executive agrees to cooperate with the Company in obtaining any insurance on the life or on the disability of the Executive which the Company may desire obtain for its own benefit and shall undergo such physical and other examinations, and shall execute any consents or applications, which the Company may reasonably request in connection with the issuance of one or more of such insurance policies. The Company hereby agrees to cancel such life insurance policy with respect to the Executive immediately upon the termination of his employment hereunder.

         10. NOTICES. All notices, requests, demands or other communications hereunder shall be deemed to have been given if delivered in writing personally or by certified mail to each party at the address set forth below, or at such other address as each party may designate in writing to the other:


                           If to the Company:

                           Cover-All Technologies Inc.
                           18-01 Pollitt Drive
                           Fair Lawn, New Jersey 07410
                           Attention:  Chairman

                           With a copy to:

                           Piper Marbury Rudnick & Wolfe LLP
                           1251 Avenue of the Americas
                           New York,  New York  10020
                           Attention:  Leonard Gubar, Esq.

                           If to the Executive:

                           John Roblin
                           71 Spring Hill Road
                           Annandale, New Jersey 08801

         11. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes any prior agreement between the parties, and may not be changed or terminated orally. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced. No provision hereof shall be construed against a party because that provision or any other provision was drafted by or at the direction of such party.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

         13. SEVERABILITY. In the event that any one or more of the provisions of this Agreement shall be declared to be illegal or unenforceable under any law, rule or regulation of any government having jurisdiction over the parties hereto, such illegality or unenforceability shall not affect the validity and enforceability of the other provisions of this Agreement.

         14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15. GOVERNING LAW. All matters concerning the validity and interpretation of the performance under this Agreement shall be governed by the laws of the State of New Jersey, whose courts or the federal courts located in the District of New Jersey shall have exclusive jurisdiction over the parties to which they consent.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                   COVER-ALL TECHNOLOGIES INC.



                                   By: /s/ Ann F. Massey
                                      ------------------------------------
                                      Name: Ann F. Massey
                                      Title: CFO


                                   /s/ John Roblin
                                   ------------------------------------
                                   JOHN ROBLIN

                                   SCHEDULE A


                        2001 PERFORMANCE BONUS COMPONENTS
                        ---------------------------------


                    Growth Weight           :             .33
                    Profits Weight          :             .67

                    Targeted Revenues       :         $12,000,000
                    Targeted Profits        :        $  1,500,000